ADMINISTRACION PENINSULAR CORPORATIVA, S.A. DE C.V.
Calle 86-B No. 595-B Mérida, Yucatán, 97000 México
Tel. (999) 930-26-07 Fax (999) 930-26-18

PURCHASE ORDER

ORDER NUMBER
DATE November 17, 2005
PAGE: 1 OF 1

TO JOHN RIEPPEL
JMAR TECHNOLOGIES INC
INDUSTRIAL AVENUE NO. 133A CP 92029 ESCO
NDIDO CALIFORNIA USA
Tel: Fax:

INVOICE TO: [illegible]
KIMPEN, S.A. DE C.V.
CALLE 17 No. 412-A 1.34 COL. CD. INDUSTR
IAL, C.P. 97288 MERIDA, YUCATAN.

CONSIGN TO:
KIMPEN, S.A. DE C.V.
MERIDA YUCATAN MEXICO
TERMS: NET 30 DAYS
DELIVERY TIME: January 15, 2006

VIA: VIA
MODE:
SERIAL:

PLEASE SHIP THE FOLLOWING:

OUR CODE	QUANTITY	REF NR.	PART NR.	DESCRIPTION ENGLISH	DESCRIPTION SPANISH	PRICE EACH	PRICE TOTAL
	2	PZA			EQUIPO BIOSENTRY	35000.00	70000.00
				EX-WORKS CALIFORNIA CALL TRAFIC AT 52-999-9300607 OR EMAIL EHORSCHE@KIMBERENBA.COM FOR SH IPPING INSTRUCTIONS		USD	70000.00

THIS ORDER IS MADE ACCORDINGLY TO YOUR QUOTATION
PARTIAL SHIPMENTS ALLOWED YES NO
THE SHIPMENT OF THIS ORDER MUST BE MADE BY VESSEL TO PROGRESO YUC MEX

IMPORTANT
FOLLOW INSTRUCTIONS ON REVERSE

COMPRAS APECO